UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 4, 2011

Blackboard Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50784	52-2081178
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

650 Massachusetts Ave NW, Washington, District of Columbia		20001
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	202-463-4860

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

On October 4, 2011, Blackboard Inc. ("Blackboard") and Providence Equity Partners LLP issued a joint press release announcing the completion of the previously announced acquisition of Blackboard, a copy of which is attached hereto as Exhibit 99.1.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of Blackboard under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filings.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Joint Press Release issued by Blackboard Inc. and Providence Equity Partners dated October 4, 2011.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blackboard Inc.

October 4, 2011	By:	/s/ John E. Kinzer

Name: John E. Kinzer
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Joint Press Release issued by Blackboard Inc. and Providence Equity Partners dated October 4, 2011.